VAN KAMPEN SERIES FUND INC.,
on behalf of its series,
VAN KAMPEN AMERICAN VALUE FUND

Supplement dated January 6, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated November 1, 2008,
as previously supplemented on November 20, 2008
and to the
Class I Shares and Class R Shares Prospectus
dated November 1, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Fund is managed by members of the Adviser’s Equity Income team. The Equity Income team consists of portfolio managers and analysts. Team members jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas Copper, a Managing Director of the Adviser, John Mazanec, an Executive Director of the Adviser, Thomas Bastian and Mary Jayne Maly, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Copper has been associated with the Adviser in an investment management capacity since 1986 and began managing the Fund in August 2005. Mr. Mazanec has been associated with the Adviser in an investment management capacity since June 2008 and began managing the Fund in June 2008. Prior to June 2008, Mr. Mazanec worked as a portfolio manager at Wasatch Advisers. Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Fund in 2003. Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and began managing the Fund in July 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 2003. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Fund in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in 2003.

Mr. Copper is the lead manager of the Fund and Mr. Mazanec is a co-portfolio manager of the Fund. Messrs. Bastian, Roeder, Laskin and Ms. Maly assist Messrs. Copper and Mazanec in the management of the Fund and Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research. Mr. Copper is responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MSAVSPT 1/09

VAN KAMPEN SERIES FUND, INC.

Supplement dated January 6, 2009
to the
Statement of Additional Information
dated November 1, 2008,
as previously supplemented on November 26, 2008 and November 21, 2008

The Statement of Additional Information is hereby supplemented as follows:

1)     The third paragraph in the section entitled “Fund Management – Other Accounts Managed by the Portfolio Managers – American Value Fund,” is hereby deleted in its entirety.

2)     The third line item in the first paragraph in the section entitled “Fund Management – Securities Ownership of Portfolio Managers – American Value Fund,” is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MSAVSAI 1/09